[FIRST UNION LOGO]

                           4th Quarter Earnings Review

                               January 18th, 2001

Cautionary Statement

A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's plans, goals, objectives, expectations, projections, targets, estimates and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (many of which are beyond the Corporation's control).

Factors that could cause the Corporation's actual results to differ materially from such forward-looking statements are set forth in the Corporation's most recent Annual Report on Form 10-K, Current Reports on Form 8-K, including its Current Report on Form 8-K dated January 18, 2001, and Quarterly Reports on Form 10-Q.

In addition to the foregoing, a significant portion of the financial information presented has not been prepared based on GAAP and is derived from internal management reporting sources.

Fourth Quarter Financial Highlights                           [FIRST UNION LOGO]
--------------------------------------------------------------------------------

o Delivered on previously announced EPS guidance of $.69 or $.76 on a cash basis.

o Cash expenses declined 9% to $2.1 billion, linked quarter, driving a 2.7% improvement in the cash overhead ratio from 64.2% to 61.5%.

o Total NPA's rose 24%, linked quarter. Excluding a previously disclosed credit, total NPA's rose 8%, linked quarter.

o Charge offs rose to .64% of loans. Excluding a previously disclosed credit, charge offs improved to .33% from .46%, linked quarter.

o Average balance sheet contracted $7 billion, linked quarter, as low yielding securities were sold.

o Restructuring program on schedule. Completed previously announced sale of 58 branches.

o Announced dividend reduction of 50%, conserving approximately $1 billion in capital per year. Will also result in lower funding costs.

o Core businesses showed strength in a difficult market

   -   General Bank         ->  deposits and loans up linked quarter, improved
                                service scores

   -   Capital Management   ->  Wealth and Trust Services and Retail Brokerage
                                Services revenue up, linked quarter

   -   Capital Markets      ->  revenues unchanged in a difficult market despite
                                a negative contribution from principal investing

Summary Operating Results: 4Q 2000*                           [FIRST UNION LOGO]
--------------------------------------------------------------------------------


                                                     2000                                               1999
                               -------------------------------------------------           --------------------------
                                  Fourth             Third                %                    Fourth           %
                                  Quarter           Quarter           Change                  Quarter        Change
                               -------------------------------------------------           --------------------------
Net Interest Income (TE)          $ 1,757         $ 1,860                (6)%                $ 1,971          (11)%
Fee and Other Income                1,582           1,645                (4)                   1,837          (14)
                               -----------    ------------                                 ----------
         Total Revenue            $ 3,339         $ 3,505                (5)%                $ 3,808          (12)%

Provision for Loan Losses             192             142                35                      173           11
Noninterest Expense                 2,052           2,249                (9)                   2,249           (9)
Taxes                                 342             336                 2                      449          (24)
                               -----------    ------------                                 ----------
Net Income - Cash Basis*          $   753         $   778                (3)%                $   937          (20)%
                               ===========    ============            ======               ==========   ==========

EPS** - Cash Basis                $  0.76         $  0.79                (4)%                $  0.95          (20)%
                               ===========    ============            ======               ==========   ==========
EPS** - Operating Basis           $  0.69         $  0.71                (3)%                $  0.86          (20)%
                               ===========    ============            ======               ==========   ==========
ROE - Cash Basis                    21.55%          22.15%                                     32.93%
                               ===========    ============                                 ==========
ROE - Operating Basis               15.36%          15.76%                                     19.78%
                               ===========    ============                                 ==========


* Consolidated results excluding restructuring and other charges and intangible amortization except operating data which includes intangible amortization. All dollars in millions except EPS data.

** Diluted.

Summary Operating Results*:
Full Year 2000                                                [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                                                                              Estimated
                                                          As Reported                                      Core Earnings**
                               --------------------------------------------------------------------     --------------------
                                     2000                     1999                   % Change                   2000
                               --------------------------------------------------------------------     --------------------
Net Interest Income (TE)           $  7,536                  $  7,570                      -- %                $  6,467

Fee and Other Income                  6,815                     6,933                      (2)                    6,391
                               -------------           ---------------                                     -------------
         Total Revenue             $ 14,351                  $ 14,503                      (1)%                $ 12,858

Provision for Loan Losses               754                       692                       9                       620

Noninterest Expense                   8,852                     8,067                      10                     8,181

Taxes                                 1,475                     1,927                     (23)                    1,353
                               -------------           ---------------                                     -------------
Net Income - Cash Basis*           $  3,270                  $  3,817                     (14)%                $  2,704
                               =============           ===============             ===========             =============

EPS*** - Cash Basis                $   3.30                  $   3.94                     (16)%                $   2.73
                               =============           ===============             ===========             =============
EPS*** - Operating Basis           $   2.97                  $   3.60                     (18)%                $   2.43
                               =============           ===============             ===========             =============
ROE - Cash Basis                     26.33%                    34.67%                                            22.81%
                               =============           ===============                                     =============
ROE - Operating Basis                17.23%                    21.60%                                            14.55%
                               =============           ===============                                     =============

* Consolidated results excluding restructuring and other charges and intangible amortization except Operating data which includes intangible amortization. Year 2000 includes full year of EVEREN results while 1999 includes EVEREN results only for the fourth quarter of 1999. All dollars in millions except EPS data.

** Reported results adjusted to exclude $545 million in balance sheet strategies and the impact of divested and discontinued businesses and balance sheet restructuring. The difference between Cash and Operating EPS is due to amortization of intangibles.

*** Diluted.

Key Financial Measures                                        [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                                         2000                                            1999
                                         ------------------------------------------------------------------         --------------
                                           Fourth             Third            Second            First                 Fourth
(Dollars in millions)                      Quarter           Quarter           Quarter          Quarter                Quarter
---------------------                    ------------------------------------------------------------------         --------------

Profitability Ratios
--------------------
Overhead Ratio (cash basis)                 61.46%            64.17%           61.64%            59.65%                 59.06%

Operating Leverage* (cash basis)          $    32           $  (155)         $  (138)          $   (10)               $    56

Net Interest Margin (tax equivalent)         3.46%             3.52%            3.51%             3.69%                  3.72%

Fee Income / Total Revenue                  47.41%            46.78%           47.55%            48.34%                 48.34%

Effective Tax Rate                          31.21%            30.43%           32.45%            31.81%                 32.59%

Capital
-------

Total Capital                               11.00%            11.32%           10.57%            10.67%                 10.87%

Tier 1 Capital                               6.89%             7.00%            6.65%             6.94%                  7.08%

Leverage                                     5.92%             5.73%            5.34%             5.94%                  5.97%

Diluted Shares Outstanding (thousands)    990,445           986,763          981,940           984,095                984,537

Dividends                                 $  0.48           $  0.48          $  0.48           $  0.48                $  0.47

* The change in revenue from period to period less the change in noninterest expenses from period to period.

Key Operating Measures                                        [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                                           2000                                            1999
                                         --------------------------------------------------------------------------  ---------------
                                             Fourth             Third              Second               First             Fourth
(Dollars in millions)                       Quarter            Quarter             Quarter             Quarter           Quarter
---------------------                    --------------------------------------------------------------------------  ---------------

Capital Management Group
------------------------
Mutual Funds                             $   84,797        $   85,223          $   82,131           $   82,967          $   79,840
Trust Assets                                 85,933            87,922              83,499               92,033              89,886
                                         -----------    --------------        ------------         ------------        ------------
    Assets Under Management              $  170,730        $  173,145          $  165,630           $  175,000          $  169,726
                                         ===========    ==============        ============         ============        ============

Broker Client Assets                     $  204,742        $  216,012          $  202,017           $  207,038          $  192,500
CAP Assets*                              $   60,551        $   60,814          $   59,097           $   59,878          $   55,519
Registered Reps                               7,459             7,342               7,091                6,881               6,589
Brokerage Offices (excludes branches)           375               370                 346                  342                 332
Mutual Fund Sales  (fluctuating funds)        1,713             1,819               1,656                2,020               1,674


General Bank
------------
Online Customers (thousands)                  2,367             2,149               1,869                1,583               1,254
Financial Centers                             2,193             2,253               2,258                2,305               2,318
ATMs                                          3,772             3,831               3,832                3,786               3,778
Service Scores (overall)**                      6.3               6.2                 6.2                  6.1                 6.0

Other
-----
FTEs                                     $   71,262        $   71,718          $   73,988           $   73,060          $   71,659


* Includes assets reflected in mutual funds.

** Highest possible score is 7. Fourth Quarter 2000 data based on October and November results.

Fee and Other Income                                          [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                           2000                                 1999              Percent Change
                                  ------------------------------------------------------   ---------------   -----------------------
                                    Fourth       Third         Second         First           Fourth
(In millions)                       Quarter      Quarter       Quarter        Quarter         Quarter          Yr/Yr      4Q00/3Q00
-------------                     ------------------------------------------------------   ---------------   ----------  -----------

Service Charges                    $   481      $   508       $   491       $   486          $   513             (6)%          (5)%

Commissions                            383          365           375           468              398             (4)            5

Fiduciary and Asset
   Management                          387          384           374           366              353             10             1

Advisory, Underwriting and
   Other Capital Markets               187          146           182           209              205             (9)           28

Principal Investing                    (33)          37           185           203              210           (116)         (189)

Other Income                           177          205           139           110              158             12           (14)
                                  ---------   ----------   -----------    ----------      -----------    -----------     -----------
         Total                     $ 1,582      $ 1,645       $ 1,746       $ 1,842          $ 1,637            (14)%          (4)%
                                  =========   ==========   ===========    ==========      ===========    ===========     ===========


Key Points (4Q vs 3Q)
---------------------

o Service Charge decline due to sale of credit card business.

o Good Fiduciary and Asset Management performance given challenging market conditions.

o Lower Other Income from higher Tax Credit Investment write-offs and no credit card securitization income.

Fee Revenue: Capital Markets                                  [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                      2000                                1999              Percent Change
                            -----------------------------------------------------    --------------   --------------------------
                                Fourth        Third         Second        First          Fourth
(In millions)                  Quarter       Quarter       Quarter       Quarter        Quarter         Yr/Yr         4Q00/3Q00
-------------               -----------------------------------------------------    --------------   -----------   ------------

Principal Investing              $ (33)        $  37         $ 185        $ 203           $ 210          (116)%          (189)%

Risk Management                     65            61            74           63              41            59               7

Investment Banking                 168            87           123          120             157             7              93

Corporate Banking                   52            56            66           53              49             6              (7)

International                       57            60            56           53              52            10              (5)

Fixed Income and Other              35            43            14           39              41           (15)            (19)
                            -----------   -----------   -----------    ---------     -----------   -----------     ------------
         Total                   $ 344         $ 344         $ 518        $ 531           $ 550           (37)%             - %

Eliminations                      (128)          (32)          (32)         (31)            (72)          (78)           (300)
                            -----------   -----------   -----------    ---------     -----------   -----------     ------------
         Net Fees                $ 216         $ 312         $ 486        $ 500           $ 478           (55)%           (31)%
                            ===========   ===========   ===========    =========     ===========   ===========     ============


Key Points (4Q vs 3Q)
---------------------

o Net Fee Income up 10% excluding Tax Credit Investments and Principal
  Investing.

o Investment Banking exhibited strong performance in Asset Securitization, M&A and Tax Credit Investments.

o Principal Investing as well as Loan Syndications and High Yield (in Investment Banking) were negatively impacted by market conditions.

Fee Revenue: Capital Management                               [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                       2000                                  1999               Percent Change
                             ------------------------------------------------------     ---------------   -------------------------
                                 Fourth        Third         Second         First           Fourth
(In millions)                   Quarter       Quarter       Quarter        Quarter         Quarter           Yr/Yr       4Q00/3Q00
-------------                ------------------------------------------------------     ---------------   ----------  -------------
Wealth and Trust Services         $ 186         $ 181         $ 177         $ 183            $ 188            (1)%            3 %

Mutual Funds                        135           137           130           130              125             8             (1)

CAP Account                          43            42            41            38               34            26              2

Retail Brokerage Services           451           442           448           546              452             -              2
                             -----------   -----------   -----------    ----------     ------------    -----------    -----------
         Total                    $ 815         $ 802         $ 796         $ 897            $ 799             2 %            2 %

Eliminations                        (23)          (23)          (23)          (25)             (26)           12              -
                             -----------   -----------   -----------    ----------     ------------     ----------     -----------
         Net Fees                 $ 792         $ 779         $ 773         $ 872            $ 773             2 %            2 %
                             ===========   ===========   ===========    ==========     ============    ===========    ===========


Key Points (4Q vs 3Q)
---------------------

o Good performance in spite of difficult market conditions.

o Mutual Funds benefited from a diverse portfolio of funds.

o Retail Brokerage Services up on strength from annuity and insurance sales.

o Full year 2000 vs 1999 net fees up 16% (excluding EVEREN ).

General Bank                                                  [FIRST UNION LOGO]
--------------------------------------------------------------------------------

o Strong growth in loans vs. 4Q 1999.

o Financial Centers recorded 7th consecutive quarterly increase in consumer customer satisfaction measures.

o Customer attrition* was 3.3% for 3Q 2000 vs. 4.1% for 4Q 1999.

o Financial Center turnover** down to 37% in 4Q 2000 compared to 41% in 4Q 1999.











* Quarterly attrition rates.

** Annual turnover rates including Financial Specialist, Customer Relationship Manager and Teller job categories.

Noninterest Expense                                           [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                               2000                          1999               Percent Change
                                      -------------------------------------------------   -------------  ---------------------------
                                        Fourth      Third       Second       First          Fourth
(In millions)                          Quarter     Quarter     Quarter      Quarter        Quarter         Yr/Yr        4Q00/3Q00
-------------                         -------------------------------------------------   -------------  -----------  -------------
Personnel Expense                      $ 1,243     $ 1,381     $ 1,396     $ 1,429         $ 1,310           (5)%          (10)%

Occupancy and Equipment                    371         370         365         371             363            2              -

Communications,
         Advertising and Professional      236         218         235         226             262          (10)             8

Intangible Amortization                     80          79         100         102             105          (24)             1

Sundry                                     202         280         270         259             314          (36)           (28)
                                      ---------   ---------   ---------    --------       ---------    ---------     -----------
         Total                         $ 2,132     $ 2,328     $ 2,366     $ 2,387         $ 2,354           (9)%           (8)%
                                      =========   =========   =========    ========       =========    =========     ===========

Cash Basis*                            $ 2,052     $ 2,249     $ 2,266     $ 2,285         $ 2,249           (9)%           (9)%
                                      =========   =========   =========    ========       =========    =========     ===========


Key Points (4Q vs 3Q)
---------------------

o Noninterest expense declined 8%.

o Personnel expense declined on lower incentives and a decline in headcount.

o Sundry expense down primarily from lower hiring and relocation, lower non-credit losses and credit card reimbursements.



* Excludes intangibles amortization.

Credit Quality                                                [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                                    2000                          1999             Percent Change
                                      -----------------------------------------------------   -------------  -----------------------
                                        Fourth        Third          Second        First         Fourth
(Dollars in millions)                  Quarter       Quarter        Quarter       Quarter       Quarter         Yr/Yr     4Q00/3Q00
---------------------                 -----------------------------------------------------   -------------  ---------- ------------
Total Loans (period-end)               $123,760      $123,419       $128,359      $135,803        $133,177        (7)%        -%

Nonperforming Assets:

         Nonperforming Loans (NPLs)    $  1,176      $    854       $    791      $  1,175        $    968        21 %       38 %

         Other Real Estate                  103            97             93            95              98         5 %        6 %

         Assets Held for Sale               334           349            331            30              14         -%        (4)%
                                      ----------  ------------   ------------  ------------    ------------
Total Nonperforming Assets             $  1,613      $  1,300       $  1,215      $  1,300        $  1,080        49 %       24 %
                                      ==========  ============   ============  ============    ============

Allowance                              $  1,722      $  1,720       $  1,706      $  1,760        $  1,757        (2)%        - %

Net Charge-offs                        $    192      $    142       $    228      $    189        $    169        14 %       35 %

Ratios:

         Allowance/Loans                   1.39%         1.39%          1.33%         1.30%           1.32%

         Allowance/NPLs                     146%          202%           215%          150%            181%

         NPLs/Loans                        0.95%         0.69%          0.62%         0.87%           0.73%

         Net Charge-offs/Average Loans     0.64%         0.46%          0.69%         0.57%           0.52%


Key Points (4Q vs 3Q)
---------------------

o Excluding a previously disclosed large single credit, NPL's/Loans were .78% and Allowance/NPL's stood at 179%. See appendix for full details.

o Delinquencies 90 days past due were $183 million vs $145 million at September 30.

Reconciliation of Loan and
Deposit Growth                                                [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                          2000 - As Reported                                 Adjusted               % Change
                                ------------------------------------                                              ----------------
                                    Fourth               Third          Impact of             Fourth
(In millions)                       Quarter             Quarter          Actions*            Quarter                 4Q vs 3Q
-------------                   ------------------------------------ -----------------   -----------------        ----------------
Period-End
----------
Commercial Loans                   $ 80,240            $ 79,361             $   (200)           $ 80,440                       1 %
Retail Loans                         43,520              44,058               (2,029)             45,549                       3
                                ------------    ----------------    -----------------   -----------------
         Total Loans               $123,760            $123,419             $ (2,229)           $125,989                       2 %
                                ============    ================    =================   =================        ================


Core Deposits:
Interest Bearing                   $ 92,068            $ 89,816             $ (1,813)           $ 93,881                       5 %
Non-interest Bearing                 30,315              28,501                 (275)             30,590                       7
                                ------------    ----------------    -----------------   -----------------
         Total                     $122,383            $118,317             $ (2,088)           $124,471                       5 %
                                ============    ================    =================   =================        ================


Average
-------
Commercial Loans                   $ 76,253            $ 75,380             $   (970)           $ 77,223                       2 %
Retail Loans                         43,840              48,095               (4,791)             48,631                       1
                                ------------    ----------------    -----------------   -----------------
         Total Loans               $120,093            $123,475             $ (5,761)           $125,854                       2 %
                                ============    ================    =================   =================        ================


Core Deposits:
Interest Bearing                   $ 91,069            $ 89,637             $   (458)           $ 91,527                       2 %
Non-interest Bearing                 27,875              28,437                  (69)             27,944                      (2)
                                ------------    ----------------    -----------------   -----------------
         Total                     $118,944            $118,074             $   (527)           $119,471                       1 %
                                ============    ================    =================   =================        ================



* Loan sales, securitizations, divestitures, transfers and auto finance runoff; deposit divestitures 4Q00 events impact period-end comparisons; 4Q00 and 3Q00 events impact average comparisons.

Restructuring and Other Charges                               [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                                                                       2000
                                                                  -----------------------------------------------------------------
                                                                                      Fourth            Third             Second
(In millions)                                                        Year            Quarter           Quarter           Quarter
-------------                                                     -----------------------------------------------------------------
RESTRUCTURING CHARGES (Includes Merger-Related Charges)
Employee Termination Benefits                                        $   172           $    10        $    27           $   135
Occupancy                                                                108                 -             15                93
Goodwill and Other Intangible Impairments (noncash)                    1,754                 -              -             1,754
Other Asset Impairments                                                   18                (1)           (16)               35
Contract Cancellations                                                    74               (10)             5                79
Other                                                                    (14)                -             (3)                3
                                                                  -----------   ---------------   ------------   ---------------
         Total                                                         2,112                (1)            28             2,099
EVEREN and Other Merger-Related Charges                                   78                34             24                11
                                                                  -----------   ---------------   ------------   ---------------
         Total                                                         2,190                33             52             2,110
                                                                  -----------   ---------------   ------------   ---------------
OTHER CHARGES/GAINS
Provision for Loan Losses                                                325                 -             60               265
Service Charges and Fees                                                  46                 -              2                44
Advisory, Underwriting and Other Capital Markets Fees                      8                 5              3                 -
Other Income                                                             706              (176)          (423)            1,305
Other Noninterest Expense                                                307               212             68                27
                                                                  -----------   ---------------   ------------   ---------------
         Total Other Charges/Gains                                     1,392                41           (290)            1,641
                                                                  -----------   ---------------   ------------   ---------------
         Total Restructuring and Other Charges/Gains                  (3,582)              (74)           238            (3,751)
Income Taxes (Benefits)                                                 (785)              (38)            88              (838)
                                                                  -----------   ---------------   ------------   ---------------

After-tax Restructuring and Other Charges/Gains                      $(2,797)          $   (36)       $   150           $(2,913)
                                                                  ===========   ===============   ============   ===============

--------------------------------------------------------------------------------

Completed in Fourth Quarter:
----------------------------

o 58 branches sold ($2.1 billion in deposits, $482 million in loans).

o $3 billion in securities were sold.

o Merged our home equity servicing business into a single platform.


Remaining:
----------

o Contracts signed to sell 26 branches in 1Q 2001 ($1.2 billion in deposits).

--------------------------------------------------------------------------------

4th Quarter Summary                                           [FIRST UNION LOGO]
--------------------------------------------------------------------------------

o Met operating earnings guidance of 69(cent).


o NPAs up but only 8% excluding large credit.


o Charge-offs down excluding large credit.


o Strong expense control evident.


o Reduced dividend.


o Restructuring on track.

2001 Outlook                                                  [FIRST UNION LOGO]
--------------------------------------------------------------------------------

o Positive core earnings growth but less than medium term 10-12% goal.


o Expense control will continue.


o Capital ratios continue to improve.


o NPAs increase, but at lower rate vs. 2000.


o Charge-offs still expected in range of 60-80 basis points.


o Restructuring will be complete in Q2/01.


o Share repurchases unlikely.


o Improved segment reporting, commencing Q1/01.

Appendix

Adjusted Credit Quality*                                      [FIRST UNION LOGO]
--------------------------------------------------------------------------------

                                                            2000                                1999            Percent Change
                                      --------------------------------------------------    ------------   -------------------------
                                       Fourth        Third        Second         First         Fourth
(In millions)                         Quarter       Quarter      Quarter        Quarter       Quarter       Yr/Yr        4Q00/3Q00
-------------                         --------------------------------------------------    ------------   ---------  --------------
Total Loans (period-end)              $123,760     $123,419     $128,359       $135,803        $133,177      (7)%              -%

Nonperforming Assets:

         Nonperforming Loans (NPLs)  $     964     $    854     $    791       $  1,175        $    968        -%            13 %

         Other Real Estate                 103           97           93             95              98       5 %             6 %

         Assets Held for Sale              334          349          331             30              14        -%            (4)%
                                      ---------   ----------   ----------   ------------    ------------
Total Nonperforming Assets           $   1,401     $  1,300    $   1,215       $  1,300        $  1,080      30 %             8 %
                                      =========   ==========   ==========   ============    ============

Net Charge-offs                      $      99     $    142    $     228       $    189        $    169     (41)%           (30)%
Ratios:

         Allowance/Loans                  1.39%        1.39%        1.33%          1.30%           1.32%

         Allowance/NPLs                    179%         202%         215%           150%            181%

         NPLs/Loans                       0.78%        0.69%        0.62%          0.87%           0.73%

         Net Charge-offs/Average Loans    0.33%        0.46%        0.69%          0.57%           0.52%




* Adjusted to eliminate the impact of a single large credit.